                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account H (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Janet Chrzan, Eric C. Jones, G. Michael Antrobus and Rise
C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-05721) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as it may be signed by any of our attorneys-in-fact to any such registration statement.

Officer:                       Title:                                          Executed On:
--------                       ------                                          ------------
/s/ Jon A. Boscia              President and Director                          12/9/2003
---------------------------    (Principal Executive Officer)                   ------------
Jon A. Boscia


/s/ Todd R. Stephenson         Senior Vice President, Chief Financial          12/10/2003
---------------------------    Officer and Director (Principal Accounting      ------------
Todd R. Stephenson             Officer and Principal Financial Officer)


/s/ John H. Gotta              Executive Vice President, Chief Executive       12/9/03
---------------------------    Officer of Life Insurance and Director          ------------
John H. Gotta


/s/ Jude T. Driscoll           Director                                        12/10/2003
---------------------------                                                    ------------
Jude T. Driscoll


/s/ Barbara S. Kowalczyk       Director                                        12/9/03
---------------------------                                                    ------------
Barbara S. Kowalczyk


/s/ See Yeng Quek              Chief Investment Officer and Director           12/8/03
---------------------------                                                    ------------
See Yeng Quek


/s/ Richard C. Vaughan         Director                                        12/9/03
---------------------------                                                    ------------
Richard C. Vaughan

Account H Power of Attorney


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 9th day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                /s/ Sara A. Hudson
                                                --------------------------------
                                                Notary Public

My Commission Expires: 12/12/2005


STATE OF INDIANA   )
                   ) SS:
COUNTY OF ALLEN    )

     On this 10 of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Todd R. Stephenson, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                /s/ Sharlene K. Honegger
                                                --------------------------------
                                                Notary Public

My Commission Expires: 2/29/08


STATE OF CONNECTICUT     )
                         ) SS:
COUNTY OF HARTFORD       )

     On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                /s/ Martha Jarvis
                                                --------------------------------
                                                Notary Public

My Commission Expires: Sep. 30, 2007


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 10/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jude T. Driscoll, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                /s/ Joann Murphy
                                                --------------------------------
                                                Notary Public

My Commission Expires: October 31, 2005

Account H Power of Attorney


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                /s/ Sara A. Hudson
                                                --------------------------------
                                                Notary Public

My Commission Expires: 12/12/2005


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 8/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                /s/ Joann Murphy
                                                --------------------------------
                                                Notary Public

My Commission Expires: October 31, 2005


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                /s/ Sara A. Hudson
                                                --------------------------------
                                                Notary Public

My Commission Expires: 12/12/2005